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                                                                   EXHIBIT 10.24


                               AMENDMENT NO. 7 TO
                  AMENDED AND RESTATED LINE OF CREDIT AGREEMENT


     This Amendment No. 7 (the "Amendment") dated as of June 26, 1998, is among Bank of America National Trust and Savings Association (the "Bank"), The Gymboree Corporation ("TGC"), Gymboree Manufacturing, Inc. ("GMI"), Gymboree, Inc. ("GI"), Gymboree Industries Limited ("GIL"), Gymboree U.K., Limited ("GUKL"), Gymboree U.K. Leasing Limited ("GUKLL"), Gymboree Ireland Leasing Limited ("GILL"), Gymboree of Ireland, Limited ("GOIL"), Gymboree Industries Holdings Limited ("GIHL"), Gymboree Hong Kong Limited ("GHKL"), and Gymboree Japan K.K. ("GJKK"). (TGC, GMI, GI, GIL, GUKL, GUKLL, GILL, GOIL, GIHL, GHKL, and GJKK are hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower").

                                    RECITALS

     A. The Bank, TGC, and GMI entered into a certain Amended and Restated Line of Credit Agreement dated as of October 27, 1995, as previously amended (the "Agreement").

Pursuant to Amendment No. 1 to Amended and Restated Line of Credit Agreement dated as of July 17, 1997, GI and GIL were added as Borrowers.

Pursuant to Amendment No. 2 to Amended and Restated Line of Credit Agreement dated as of August 11, 1997 ("Amendment No. 2"), GUKL was added as a Borrower for the limited purpose of making available to GUKL the new foreign exchange facility added to the Agreement by Amendment No. 2.

Pursuant to Amendment No. 3 to Amended and Restated Line of Credit Agreement and Waiver dated as of January 9, 1998 ("Amendment No. 3 and Waiver"), GUKLL was added as a Borrower for the limited purpose of making standby letters of credit available to GUKLL. Standby letters of credit were also made available to GUKL pursuant to Amendment No. 3 and Waiver.

Pursuant to Amendment No. 4 to Amended and Restated Line of Credit Agreement dated as of January 30, 1998, TGC's liquidity covenant was amended for and only for TGC's fiscal year ending as of January 31, 1998.

Pursuant to Amendment No. 5 to Amended and Restated Line of Credit Agreement dated as of March 9, 1998 ("Amendment No. 5"), cash advances for use by TGC were made available under the Agreement, TGC's tangible net worth covenant was amended, TGC's liquidity covenant was further amended, and a requirement for certain additional guaranties was added to the Agreement.

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Pursuant to Amendment No. 6 to Amended and Restated Line of Credit Agreement
dated as of March 9, 1998 ("Amendment No. 6"), GILL, GOIL, GIHL, GHKL, and GJKK were added as Borrowers for the limited purpose of making available to GILL, GOIL, GIHL, GHKL, and GJKK the foreign exchange facility added to the Agreement by Amendment No. 2. The foreign exchange facility was also made available to GUKLL pursuant to Amendment No. 6. In conjunction with making the foreign exchange facility available to these Borrowers, the foreign exchange contract limit, the settlement limit, and the Revaluation Limit were increased accordingly pursuant to Amendment No. 6.

     B. The Borrowers have requested the Bank to amend the Agreement by adjusting certain within-line limitations applicable to letters of credit issued under the Agreement in order to make those limitations more flexible and less restrictive. The Bank is willing to grant that request subject to the additional terms and conditions set forth in this Amendment.

     C. Finally, the Bank has waived on a one-time basis a restriction applicable to standby letters of credit in order to renew a certain standby letter of credit for the account of TGC, and the Bank has decided to extend the date by which it was to receive certain guaranties and related ancillary documents from GOIL, GILL, GHKL, and GJKK under Amendment No. 5. By its execution of this Amendment, the Bank wishes to confirm this one-time waiver and its decision regarding those certain guaranties.

                                    AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   Amendment. The Agreement is hereby amended as follows:

          2.1  Paragraph 1.1 is amended to read in its entirety as follows:

               1.1  Line of Credit Amount.

          (a) During the availability period described below, the Bank will provide a line of credit to the Borrowers. The amount of the line of credit (the "Commitment") is equal to One Hundred Million Dollars ($100,000,000).

          (b) This is a revolving line of credit providing for cash advances and letters of credit. During the availability period, the Borrowers may repay principal amounts of cash advances and reborrow them. The aggregate principal balance of cash advances

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     outstanding at any one time may not exceed Fifteen Million Dollars
     ($15,000,000) (the "Advance Limit").

          (c) The Borrowers agree not to permit the outstanding amounts of any letters of credit, including amounts drawn on letters of credit and not yet reimbursed, plus the Advance Limit to exceed the Commitment. It is provided, however, that the outstanding amount of any standby letters of credit, including amounts drawn on such letters of credit and not yet reimbursed, may not exceed Eleven Million Dollars ($11,000,000).

     (In calculating the amounts described above, the Bank will use Equivalent Amounts for letters of credit denominated in Canadian Dollars, Irish Punts, or English Pounds Sterling. "Equivalent Amount" means the equivalent in U.S. Dollars of another currency calculated at the spot rate for the purchase of such other currency with U.S. Dollars quoted by the Bank's Foreign Exchange Trading Center in San Francisco, California, at approximately 8:00 a.m. San Francisco time two (2) banking days (as determined by Bank with respect to such currency) prior to the relevant date.

          2.2  Paragraph 6.1 is amended to read in its entirety as follows:

               6.1 Use of Proceeds. To request (a) cash advances only for use by TGC in order to fund TGC's short-term working capital needs and (b) commercial or standby letters of credit only for use in the usual course of business.

     3. Representations and Warranties. When the Borrowers sign this Amendment, the Borrowers represent and warrant to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within each Borrower's powers, has been duly authorized, and does not conflict with any Borrower's organizational papers, (d) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound, and (e) the Borrowers are entering into this Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Bank or any other entity or individual.

     4. TGC's Standby Letter of Credit. By its execution of this Amendment, the Bank confirms that on June 15, 1998, it

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waived Paragraph 1.3(ii) of the Agreement for the sole and express purpose of complying with the Borrowers' request to extend the maturity date of standby letter of credit number 3001497 to July 31, 1999, instead of the maximum maturity date of May 31, 1999 permitted under Paragraph 1.3(ii).

     5. GOIL's, GILL's, GHKL's, and GJKK's Guaranties. By its execution of this Amendment, the Bank confirms its unilateral decision to extend to August 15, 1998, the deadline for its receipt of the guaranties to be signed by GOIL, GILL, GHKL, and GJKK, respectively, and the related ancillary documents required under Section 4 of Amendment No. 5.

     6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.


                                       Bank of America National Trust
                                       and Savings Association


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                                      The Gymboree Corporation


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                                      Gymboree Manufacturing, Inc.


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                                      Gymboree, Inc.

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                                       Gymboree Industries Limited

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                                       Gymboree U.K., Limited

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                                       Gymboree U.K. Leasing Limited


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                                       Gymboree Ireland Leasing Limited

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                                       Gymboree of Ireland, Limited

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                                       Gymboree Industries Holdings Limited


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                                       Gymboree Hong Kong Limited

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                                       Gymboree Japan K.K.

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